Exhibit 10.11

HILL INTERNATIONAL, INC.

303 Lippincott Centre

Marlton, NJ 08053

dated as of October 18, 2012

CONFIDENTIAL

Obsidian Agency Services, Inc., as Administrative Agent

under the below-referenced Credit Agreement

c/o Tennenbaum Capital Partners

2951 28th Street, Suite 1000

Santa Monica, California 90405

Re:	Fee Letter

Ladies and Gentlemen:

Reference hereby is made to that certain Credit Agreement, dated as of October 18, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hill International, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Obsidian Agency Services, Inc., as administrative agent (the “Administrative Agent”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.

In connection with the Credit Agreement, the Borrower hereby agrees to pay to the Administrative Agent, for the benefit of the Lenders, the following fees:

1. Closing Fee. A non-refundable closing fee (the “Closing Fee”) equal to $25,000,000 on the Closing Date, which fee shall be earned in full and due and payable on the Closing Date.

2. Exit Fee. A non-refundable exit fee (the “Exit Fee”) in an amount equal to the Exit Fee Amount (as hereinafter defined), which fee shall be earned in full on the Closing Date and due and payable on the date the Loans are paid in full (the “Exit Date”). For purposes of this Fee Letter, (i) “Exit Fee Amount” means, the amount, if any, when paid to the Lenders on the Exit Date, that will result in the internal annual rate of return to the Lenders with respect to the Loans (the “IRR”) on the Exit Date, as determined by the Administrative Agent pursuant to the IRR Calculation (as hereinafter defined), being equal to, but no greater than, 20.0% (the “Target IRR”); provided, that in no event shall the Exit Fee Amount be less than zero or greater than $11,790,000, and (ii) “IRR Calculation” means that the IRR is to be calculated as the rate of return earned by the Lenders on their initial investment in the Loans (to be calculated as the

Obsidian Agency Services, Inc.

as of October 18, 2012

principal amount of the Loans less the Closing Fee) through the Exit Date taking into account the payment by the Borrower to the Lenders of all principal, interest and other payments to the Lenders pursuant to the Credit Agreement. Attached hereto as Annex A are illustrative examples of the IRR Calculation.

The Borrower shall pay all amounts due and payable hereunder to the Administrative Agent not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds. All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Administrative Agent and the Lenders.

The Borrower hereby acknowledges and agrees that (i) the fees payable hereunder are fully earned on the specific dates set forth herein for such fees and non-refundable on the date such fees are due and payable as provided above, (ii) such fees constitute Obligations and are in addition to any other fees payable by the Borrower under the Credit Agreement or any other Loan Document, and (iii) this letter agreement shall constitute a “Loan Document”.

This letter agreement is the Fee Letter referred to in the Credit Agreement, shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. This letter agreement may not be amended or otherwise modified unless the same shall be in writing and signed by the parties hereto. If this letter agreement becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury.

[signature page follows]

The contents of this letter are confidential. Except as required by law, statute, rule, regulation or valid judicial process, this letter shall not be disclosed or displayed or its contents otherwise disclosed to any third Person (other than counsel to the Borrower and the Borrower’s auditors) without the prior written consent of the Administrative Agent.

Very truly yours,

HILL INTERNATIONAL, INC., a Delaware corporation

By:	/s/ John Fanelli III
	Name:	John Fanelli III
	Title:	Chief Financial Officer

Accepted and agreed to

as of the date first above written:

OBSIDIAN AGENCY SERVICES, INC.,
as Administrative Agent

By:	/s/ Mark Holdsworth
	Name:	Mark Holdsworth
	Title:	Managing Partner

Annex A

IRR Calculations

Baseline IRR Calculation

The Baseline IRR Calculation Assumes:

(i)	Closing Date of September 30, 2012;

(ii)	Principal amount of Loans of $100,000,000;

(iii)	Closing Fee of $25,000,000; and

(iv)	No mandatory prepayments or optional prepayments are made

(v)	All cash payments are made on the corresponding date listed (payments are made at the end of each quarter)

The Baseline IRR Calculation prior to incorporating an Exit Fee results in an IRR to the Lenders of 17.23%. For Lenders to attain the Target IRR, Borrower must pay to Lenders an Exit Fee of $11,790,000 on the Maturity Date.

Period	Date	Investment Amount	Interest	Mandatory Prepayment of Principal	Optional Prepayment of Principal	Final Principal Payment	Exit Fee	Total Cash Flows to Lenders
0	9/30/2012	($75,000,000)						($75,000,000)
1	12/31/2012		$1,916,667					$1,916,667
2	3/31/2013		$1,875,000					$1,875,000
3	6/30/2013		$1,895,833					$1,895,833
4	9/30/2013		$1,916,667					$1,916,667
5	12/31/2013		$1,916,667					$1,916,667
6	3/31/2014		$1,875,000					$1,875,000
7	6/30/2014		$1,895,833					$1,895,833
8	9/30/2014		$1,916,667					$1,916,667
9	12/31/2014		$1,916,667					$1,916,667
10	3/31/2015		$1,875,000					$1,875,000
11	6/30/2015		$1,895,833					$1,895,833
12	9/30/2015		$1,916,667					$1,916,667
13	12/31/2015		$1,916,667					$1,916,667
14	3/31/2016		$1,895,833					$1,895,833
15	6/30/2016		$1,895,833					$1,895,833
16	9/30/2016		$1,916,667			$100,000,000	$11,790,000	$113,716,667

DOC ID - 18994636.3

Alternate IRR Calculation I

Alternate IRR Calculation I Assumes:

(i)	Closing Date of September 30, 2012;

(ii)	Principal amount of Loans of $100,000,000;

(iii)	Closing Fee of $25,000,000; and

(iv)	Certain mandatory prepayments or optional prepayments are made according to the table below

(v)	All cash payments are made on the corresponding date listed (payments are made at the end of each quarter)

Alternate IRR Calculation I prior to incorporating an Exit Fee results in an IRR to the Lenders of 20.78%. No Exit Fee to be paid on the Maturity Date.

Period	Date	Investment Amount	Interest	Mandatory Prepayment of Principal	Optional Prepayment of Principal	Final Principal Payment	Exit Fee	Total Cash Flows to Lenders
0	9/30/2012	($75,000,000)						($75,000,000)
1	12/31/2012		$1,839,167	$12,000,000				$13,839,167
2	3/31/2013		$1,650,000					$1,650,000
3	6/30/2013		$1,668,333					$1,668,333
4	9/30/2013		$1,686,667					$1,686,667
5	12/31/2013		$1,456,667	$12,000,000				$13,456,667
6	3/31/2014		$1,425,000					$1,425,000
7	6/30/2014		$1,440,833					$1,440,833
8	9/30/2014		$1,456,667					$1,456,667
9	12/31/2014		$1,226,667	$12,000,000				$13,226,667
10	3/31/2015		$1,200,000					$1,200,000
11	6/30/2015		$1,213,333					$1,213,333
12	9/30/2015		$1,226,667					$1,226,667
13	12/31/2015		$996,667	$12,000,000				$12,996,667
14	3/31/2016		$985,833					$985,833
15	6/30/2016		$985,833					$985,833
16	9/30/2016		$996,667			$52,000,000		$52,996,667

DOC ID - 18994636.3

Alternate IRR Calculation II

Alternate IRR Calculation II Assumes:

(i)	Closing Date of September 30, 2012;

(ii)	Principal amount of Loans of $100,000,000;

(iii)	Closing Fee of $25,000,000; and

(iv)	Certain mandatory prepayments or optional prepayments are made according to the table below

(v)	All cash payments are made on the corresponding date listed (payments are made at the end of each quarter)

Alternate IRR Calculation II prior to incorporating an Exit Fee results in an IRR to the Lenders of 18.72%. For Lenders to attain the Target IRR, Company must pay to Lenders an Exit Fee of $4,680,000 on the Maturity Date.

Period	Date	Investment Amount	Interest	Mandatory Prepayment of Principal	Optional Prepayment of Principal	Final Principal Payment	Exit Fee	Total Cash Flows to Lenders
0	9/30/2012	($75,000,000)						($75,000,000)
1	12/31/2012		$1,877,917	$6,000,000				$7,877,917
2	3/31/2013		$1,762,500					$1,762,500
3	6/30/2013		$1,782,083					$1,782,083
4	9/30/2013		$1,801,667					$1,801,667
5	12/31/2013		$1,686,667	$6,000,000				$7,686,667
6	3/31/2014		$1,650,000					$1,650,000
7	6/30/2014		$1,668,333					$1,668,333
8	9/30/2014		$1,686,667					$1,686,667
9	12/31/2014		$1,571,667	$6,000,000				$7,571,667
10	3/31/2015		$1,537,500					$1,537,500
11	6/30/2015		$1,554,583					$1,554,583
12	9/30/2015		$1,571,667					$1,571,667
13	12/31/2015		$1,456,667	$6,000,000				$7,456,667
14	3/31/2016		$1,440,833					$1,440,833
15	6/30/2016		$1,440,833					$1,440,833
16	9/30/2016		$1,456,667			$76,000,000	$4,680,000	$82,136,667

DOC ID - 18994636.3